Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 of our report dated April 24, 2006, relating to the consolidated financial statements of The Variable Annuity Life Insurance Company that appears in Post-Effective Amendment No. 31 to the Registration Statement, filed May 1, 2006, Accession No. 0001193125-06-094684. We also consent to the incorporation by reference in this Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 of our report dated April 5, 2006 relating to the financial statements and financial highlights of The Variable Annuity Life Insurance Company Separate Account A that appears in Post-Effective Amendment No. 31 to the Registration Statement, filed May 1, 2006. We also consent to the incorporation by reference in this Post-Effective Amendment No. 32 to the Registration Statement on Form N-4 our report dated March 16, 2006 relating to the statutory basis financial statements of American Home Life Assurance Company for the year ended December 31, 2005, which appears in Post-Effective Amendment No. 31 to the Registration Statement, filed May 1, 2006. We also consent to the references to us under the headings "Experts" in such Registration Statement.

/s/

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

December 11, 2006